Exhibit 7(c)(1)





                    CROWN LABORATORIES, INC.



                     REGULATION S SECURITIES

                     SUBSCRIPTION AGREEMENT


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REGULATION S SECURITIES SUBSCRIPTION AGREEMENT

     THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE. THE SECURITIES ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION S PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS SUCH TERM IS DEFINED IN REGULATION S PROMULGATED UNDER THE ACT) UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT OR PURSUANT TO AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS AND THE COMPANY IS PROVIDED WITH OPINION OF COUNSEL OR OTHER SUCH INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH EXEMPTIONS ARE AVAILABLE.

     THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY OR TO ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED". IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERIT'S AND THE RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED OR DETERMINED THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATIONS TO THE CONTRARY IS A CRIMINAL OFFENSE.
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     This Regulation S Securities Subscription Agreement (the
"Agreement") is executed by the undersigned (the "Subscriber") in connection with the offer and subscription by the undersigned for shares of Series E Preferred Stock (the "Preferred Stock") of Crown Laboratories, Inc., a Delaware Corporation (the "Company"), and offered in units of not less than ten (10) shares. The Company is offering up to 100 shares of Preferred Stock in this offering at a purchase price of $10,000 U.S. per share. The rights and preferences of the Preferred Stock, including the terms on which the Preferred Stock may be converted into Common Stock of the Company (the "Shares") are set forth in the Certificate of Designation of Series E Preferred Stock attached hereto as Exhibit A (the "Certificate of Designation"). The solicitation of this subscription and, if accepted by the Company, the offer and sale of Preferred Stock, are being made in reliance upon the provisions of Regulations S ("Regulation S") under the United States Securities Act of 1933, as amended (the "Act"). The Preferred Stock and the Shares issuable upon conversion thereof are sometimes referred to herein as the "Securities". The Subscriber wishes to subscribe for the number of shares of Preferred Stock set forth in Section 14 in accordance with the terms and conditions of the Certificate of Designation and this Agreement. It is agreed as follows:

1.   Offer to Subscribe; Purchase Price.

     The Subscriber hereby offers to purchase and subscribe for the number of shares of Preferred Stock and at the price set out in Section 14 of this Agreement. The Closing shall be deemed to occur when this Agreement has been executed by both the Subscriber and the Company (the "Closing") and payment shall have been made by the Subscriber, by wire transfer, as directed in writing by the Company, to the Company's designated account or that of its attorney's client trust account, against the Company's delivery of certificates representing the Preferred Stock subscribed for.
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2.   Representations; Access to Information; Independent
     Information; Independent Investigation.

     2.1. Offshore Transaction. The Subscriber represents and warrants to the Company that (i) the Subscriber is not a "U.S. person" as that term is defined in Rule 902(o) of Regulation S; (ii) the Preferred Stock was not offered to the Subscriber in the United States and at the same time of execution of this Subscription Agreement and of any offer to buy the Preferred Stock hereunder, the Subscriber was physically outside the United States; (iii) the Subscriber is purchasing the Securities for its own account and not on behalf of or for the benefit of any U.S. person and the sale of the Securities has not been prearranged with or on behalf of any buyer in the United States; (iv) the Subscriber and to the best knowledge of the Subscriber each distributor, if any, participating in the offering of the Securities, has agreed and the Subscriber hereby agrees that all offers and sales of the Securities prior to the expiration of a period commencing on the Closing of all Preferred Stock offered and ending forty days thereafter (the "Restricted Period") shall not be made to U.S. persons or for the account or benefit of U.S. persons and shall otherwise be made in compliance with the provisions of Regulation S. Subscriber is not a dealer with respect to this transaction.

     2.2.      Independent Investigation.  The Subscriber, in offering
          to subscribe for the Securities hereunder, has relied upon an independent investigation made by it and its representatives, if any, and has, prior to the date hereof, been given access to and the opportunity to examine all books and records of the Company, and all material contracts and documents of the Company. The Subscriber has been given no oral or written representations or assurances from the Company or any representation of the Company other than as set forth in this Agreement, public filings of the Company or in a document executed by a duly authorized representative of the Company making reference to this Agreement. The Subscriber has such experience in business and financial matters that it is capable
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          of evaluating the risk of its investment and
          determining the suitability of its investment. The undersigned Subscriber is a sophisticated investor, as defined in Rule 506(b)(2)(ii) of Regulation D, and an accredited investor as defined in Rule 501 of Regulation D.

     2.3. No Government Recommendation or Approval.  The
          Subscriber understands that no United States federal or state agency or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the subscription of the Securities.

     2.4. No Directed Selling Efforts in Regard to this Transaction. To the best of the knowledge of the Subscriber and Company neither the Company nor any distributor, if any, participating in the offering of the Securities nor any person acting for the Company or any such distributor has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

     2.5. Reliance on Representation. This Agreement is made by the Company with each Subscriber in reliance upon such Subscriber's representations and covenants made in this
          Section 2, which by his execution of this Agreement the Subscriber hereby confirms.

     2.6. No Registration. Subscriber understands that the Preferred Stock (and the Shares issuable upon conversion of the Preferred Stock) have not been registered under the Act and are being offered and sold pursuant to a "safe harbor" from registration contained in Regulation S promulgated under the Act based in part upon the representations of Subscriber contained herein.
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     2.7. No Public Solicitation.  Subscriber knows of no public solicitation or advertisement of an offer in connection with the proposed issuance and sale of the Preferred Stock.

     2.8. Investment Intent. Subscriber is acquiring the Preferred Stock to be issued and sold hereunder (and the Shares issuable upon conversion of the Preferred Stock) for his own account (or a trust account if such Subscriber is a trustee) for investment and not as a nominee and not with a view to the distribution thereof. Subscriber understands that he must bear the economic risk of this investment indefinitely unless sale of such Preferred Stock or such Shares is registered pursuant to the Act, or an exemption from such registration is available, and that the Company has not present intention of registering any such sale of the Preferred Stock or such Shares. Subscriber represents and warrants to the Company that it has no present plan or intention to sell the Preferred Stock or the Shares in the United States pursuant to any predetermined arrangements. Subscriber covenants that neither Subscriber not its affiliates nor any person acting on its or their behalf has the intention of entering or will enter during the Restricted Period, into any put option, short position, hedging transactions, equity swaps or other similar instrument or position with respect to the Securities or securities of the same class as the Securities and neither Subscriber nor any of its affiliates or any person acting on its or their behalf will use at any time Securities acquired pursuant to this Agreement to settle any put option, short position, hedging transactions, equity swaps or other similar instrument or position that may have been entered into prior to the execution of this Agreement.

     2.9. No Sale in Violation of the Act. Subscriber further covenants that he or she will not make any sale, transfer or other disposition of the Preferred Stock or the Shares in violation of the Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder.
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     2.10. Authority.  Subscriber has the full power and
           authority to execute, deliver and perform this Agreement. This Agreement when executed and delivered by each Subscriber will constitute a valid and legally binding obligation of such Subscriber, enforceable in accordance with its terms.

     2.11. No Reliance on Tax Advice. Subscriber has reviewed with his or her own tax advisors the foreign, federal, state and local tax consequences of this investment, where applicable, and the transactions contemplated by this Agreement. Subscriber is relying solely on such advisors and not on any statements or representations of the Company or any of its agents and understands that Subscriber (and not the Company) shall be responsible for the Subscriber's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     2.12. No Legal Advice from Company. Subscriber acknowledges that he or she has had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or her own legal counsel. Subscriber is relying solely on such counsel. Subscriber is relying solely on such counsel and not on any statements or representations of the Company or any of its agents for legal advice with respect to this investment or the transactions contemplated by this Agreement.

     2.13. Professionals. Subscriber will send to any broker/dealer or other person receiving a commission on the sale of the Securities, a confirmation or other notice stating that such person is subject to the same restrictions on transfer to U.S. Persons or for the account of or benefit of U.S. Persons during the Restrictive Period as provided herein.
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3.   Resales.

     Subscriber acknowledges and agrees that the Securities may only be resold (a) in compliance with Regulation S; (b) pursuant to a Registration Statement under the Act; or (c) pursuant to an exemption from registration under the Act.

4.   Legends; Subsequent Transfer of Securities.

     4.1. Legends. The certificates representing the Preferred Stock shall bear the first legend set forth on the first page of this Agreement and any other legend, if such legend or legends are reasonably required by the Company to comply with state, federal or foreign law.

     4.2. Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Preferred Stock being sold hereunder and the Shares issuable upon conversion of the Preferred Stock have been taken, and this Agreement constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

5.   Representations and Warranties of Company.

     Company represents and warrants to Subscriber as follows:

     5.1.      Organization, Good Standing and Qualification.  The
          Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business or properties of the Company and its subsidiaries taken as a whole. The Company to its knowledge is not the subject of any pending or threatened investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, or the Securities and Exchange Commission which have not been disclosed in the reports referred to in Section 5.4 below.

     5.2. Corporate Condition. The Company's condition is as described in the Company's reports filed pursuant to the Exchange Act and the Act and provided to Subscriber. There have been no material adverse changes in the Company's financial condition or business since the date of those reports which have not been disclosed to Subscriber.

     5.3. Valid Issuance of Preferred Stock and Common Stock. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms. The Preferred Stock, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable and, based in part upon the representations of the Subscriber in this Agreement, will be issued in compliance with all applicable federal, state, and other applicable securities laws. The Shares issuable upon conversion of the Preferred Stock when issued in accordance with the terms of the Certificate of Designation, shall be duly and validly issued, fully paid and nonassessable, and based in part on the representations and warranties of Subscriber and any transferee of the Preferred Stock, will be issued in compliance with all applicable federal, state and other applicable securities laws.

     5.4. Current Public Information. The Company represents and warrants to the Subscriber that the Company is a "reporting issuer" as defined in Rule 902(1) of Regulation S and its Common Stock is registered under
          Section 12(b) of the Exchange Act and it has filed all the material required to be filed as reports pursuant to the Exchange Act for a period of at least twelve months preceding the date hereof (or for such shorter period as the Company was required by law to file such material). The Company has furnished the Subscriber with copies of the Company's Form 10-KSB Annual Report for the year ended December 31, 1995, Form 10-QSB quarterly report for the period ended March 31, 1996 and Proxy Statement for its July 18, 1996 Annual Meeting of Stockholders and Risk Factors Exhibit B hereto and the Company undertakes to furnish the Subscriber with copies of such other information as may be reasonably requested by the Subscriber.

     5.5. No U.S. Offering. The Company represents that it has not offered the Securities to the Subscriber in the U.S. or, to the best knowledge of the Company, to any person in the United States or any U.S. Person.

6.   Covenants of Company.

     6.1. Accountants.  The Company will, until at least December
          31, 1998, maintain as its independent auditors an accounting firm of national reputation.

     6.2. Corporate Existence and Taxes.  The Company shall,
          until at least December 31, 1998, maintain its
          corporate existence in good standing, and shall pay all
          of its taxes when due except for taxes which the
          Company disputes.
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7.   Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada except for matters arising under the Act or the Exchange Act which matters shall be construed and interpreted in accordance with such laws.

8.   Entire Agreement; Amendment.

     This Agreement, the Certificate of Designation, the Registration Rights Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

9.   Notices, Etc.

     Any notice, demand or request required or permitted to be given by either the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or three days after it is deposited in the mail, First Class with postage prepaid and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

10.  Counterparts.

     This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.
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11.  Severability.

     In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

12.  Titles and Subtitles.

     The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

13.  No Recourse.

     Except as provided by applicable law, no recourse shall be had on account of this Agreement or the Securities, or for any claim based hereon, or otherwise in respect hereof, against any incorporator, shareholder, officer or director, as such, past, present, or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

14.  Amount.

     The undersigned hereby subscribes for _____ shares of
Preferred Stock and pays herewith funds in the amount of
$________ Dollars ($ __________ U.S.).
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     The undersigned acknowledges that this subscription shall
not be effective unless accepted by the Company as indicated below.


Dated this ____ day of _____, 199_.

Registration Instructions:



(Name)     (Please Print)



(Signature)



(Mailing Address)


The Subscriber is a resident of ________________________.


     THIS SUBSCRIPTION IS ACCEPTED BY THE COMPANY ON THE ____ DAY
OF _______________ 199_.

                                CROWN LABORATORIES, INC.




                             By:____________________________________
                                Print Name:
                                Its: Chief Executive Officer